UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report:(Date of earliest event reported)

                                August 31, 2004
                                  -----------

                              Datameg Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

                                    New York
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

                    000-12493                     13-3134389
                    ---------                    ----------
        (Commission File Number)      (IRS Employer Identification No.)


                9 West Broadway, Boston. MA                02127
              --------------------------------------         -----
           (Address of principal executive offices)       (Zip Code)


                                 (617) 451-3870
                          ----------------------------
                         Registrant's telephone number


                                 Not Applicable
                      ------------------------------------
        (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

Explanatory Note

In connection with preparing a registration statement on Form SB-2 to register for resale shares of our common stock held by selling stockholders, we identified inaccuracies in certain information relating to our capital stock, corporate governance matters and stock option values as described in our annual reports on Form 10-KSB the years ended December 31, 2002 and 2003 and our quarterly reports on Form 10-QSB for the fiscal quarters ended June 30, 2002, September 30, 2002, March 31, 2003, June 30, 2003, September 30, 2003, March 31,
2004 and June 30, 2004.

This current report on Form 8-K identifies those inaccuracies and provides corrected information. In addition, to remedy corporate governance issues that we identified and describe below, we are soliciting the written consent of our stockholders to:

(1) approve a proposed change in the state of incorporation of Datameg Corp. from New York to Delaware;

(2)     approve a proposal to amend the Datameg Bylaws;

(3) approve a proposal to fix the number of directors at one and to elect Andrew Benson as the sole director, to serve until the next annual meeting of the stockholders of Datameg; and

(4) approve a proposal to ratify, confirm, and approve, in all respects, the Restated Certificate of Incorporation of Datameg filed on August 4, 2000, and all subsequent amendments.

We are furnishing a copy of our stockholder solicitation as an exhibit to this current report on Form 8-K.

In addition, our balance sheet at March 31, 2004 as reported in our quarterly report on Form 10-QSB for the quarter ended March 31, 2004 contained two values as positive numbers, rather than negative numbers. Specifically, we incorrectly reported accumulated deficit during development stage at March 31, 2004 as $19,831,655, rather than correctly as $(19,831,655). Similarly, we reported total stockholders' equity (deficit) at March 31, 2004 as $2,847,696, rather than correctly as $(2,847,696).

The restated financial statements will have no impact on our balance sheets, except for:

(1) the allocation to common stock, rather than to common stock and preferred stock, of stockholders' equity (deficit),

(2) in the case of the balance sheet at March 31, 2004, corrections of the two values identified in the preceding paragraph, and

(3) in the case of the balance sheet at December 31, 2003, total liabilities and total stockholders' equity (deficit) at December 31, 2003 will change, as noted in the table in item 4 below.

Certain allocations between components of stockholders' equity (deficit) will also change as summarized in the table in item 4 below. Our income statements are not affected by this reallocation of stockholders' equity (deficit). However, our income statements will be affected by revised computations for stock option values. Our statements of stockholders' equity (deficit) will reflect sales of common stock, rather than preferred stock, in June and August 2002.

ITEM 4.02 - Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

We plan to file restated financial statements and related disclosure for (1) the years ended December 31, 2002 and 2003 and (2) the fiscal quarters ended June 30, 2002, September 30, 2002, March 31, 2003, June 30, 2003, September 30, 2003,
March 31, 2004 and June 30, 2004. We refer to these annual and quarterly financial statements as the restated financial statements.

The restated financial statements and related disclosure will reflect the following:

1. No Preferred Stock Issued. Beginning with our quarterly report on Form 10-QSB for the quarter ended June 30, 2002, we reported that we issued preferred shares to one investor, Quantum Advanced Technologies, Inc. Specifically, we reported that we sold a total of 4,000,000 shares of Class A preferred stock to Quantum on June 10, 2002 for $40,000 and 150,000 shares of Class B preferred stock to Quantum on August 2, 2002 for $15,000. Quantum is a shareholder of Cascommunications, Inc., a company in which we own a 40% equity interest.

Although we planned to issue preferred shares to Quantum, we did not. Instead, we actually issued common shares to Quantum. Subsequently, Quantum transferred its shares to Laurie A. Schaefer and William S. Schaefer.

In lieu of issuing 4,000,000 shares of Class A preferred stock that would convert into a total of 4,000,000 shares of common stock, we issued 4,000,000 shares of common stock.

In lieu of issuing 150,000 shares of Class B preferred stock that would convert into a total of 1,500,000 shares of common stock, we issued 1,500,000 shares of common stock.

The total number of common shares outstanding during the periods covered by the restated financial statements were correct as initially reported in our Forms 10-KSB and 10-QSB in that the total number of common shares outstanding included these 5,500,000 shares of common stock.

We also reported conversions of preferred shares to common shares. We will remove this disclosure from the restated financial statements because the shares in question were originally issued as common shares.

2. Stock Repurchased in Violation of State Law. In November and December 2003, we repurchased 760,000 shares of our common stock. Of these shares, we purchased 260,000 shares on the open market through our broker, Bear Stearns, and we purchased 500,000 shares in a private repurchase from PTR Group, a company that provided consulting services to Cascommunications. We paid a total of $75,392 for these stock repurchases; consisting of $45,392 through Bear Stearns and $30,000 to PTR Group.

Under New York State law, a corporation may not repurchase its own shares when its liabilities exceed its assets. As of December 31, 2003, our total liabilities of $2,843,587 exceeded our total assets of $572,315 by $2,271,272.

New York State law provides that if a corporation repurchases its shares when its liabilities exceed its assets, the corporation's directors shall be liable to the corporation for the benefit of its creditors or shareholders to the extent of any injury suffered by the creditors or shareholders as a result of the proscribed share repurchased. Accordingly, our sole director, Andrew Benson, would be so liable.

3. Board of Directors inconsistent with Bylaws. We are a New York corporation that was incorporated in October 1982 as The Viola Group, Inc. In August 2000, we exchanged 90% of our Common Stock for 100% of the stock of Datameg Corp., a Virginia corporation, which was incorporated in January 1999. We subsequently changed our name to Datameg Corp. At the time of the share exchange, we had in place Bylaws that related to the business as it was operated prior to such exchange. We never amended these Bylaws to reflect the nature of our corporate operations following the share exchange. We are taking steps now by soliciting stockholder approval to bring our Bylaws into conformity with the way our business actually operates. In particular, we are proposing to amend the Bylaws to permit the Company to operate with only a single director.

Our present Bylaws require a board of directors of six members. Further, a majority of all of the directors (and not all of the directors then in office) is required in order to take any action. As indicated above, we operate with only a single director and have done so since the time of the share exchange in August 2000. We, therefore, are proposing to amend the Bylaws so that they conform to the manner in which we have operated our business and plan to continue to operate our business.

If we receive stockholder approval to amend our Bylaws and fix the number of directors at one, our sole director, Andrew Benson, will ratify all corporate actions since the share exchange in August 2000. Otherwise, those corporate actions would remain as insufficiently authorized in the first instance (although implied authorization through corporate action would cure the lack of initial authorization in many if not all instances).

4. Modification of Stock Option Values. In connection with the preparation of our March 31, 2004 financial statements we determined that our calculations of the fair value of options granted to employees and consultants were computed using erroneously calculated values for volatility. These mathematical errors were due to mechanical errors in the use of computer software designed to calculate the Black-Scholes analyses and caused the volatility values to be generally understated. For example, for options granted on August 15, 2003, we used a volatility value of 2.323% instead of 232.3%. Furthermore, upon a thorough review of all our stock option valuations, it was determined that the use of adjusted historical values was more appropriate given the market history of the Company as compared to similar organizations. For example, in the case mentioned above it was determined that a volatility value of 63% was more appropriate than even the historical value of 232.3%. All option values in the restated financial statements will be recalculated using more appropriate volatility values. Accordingly, the fair value of the options granted to employees and consultants for prior periods has been modified. None of these modifications, which are solely for accounting purposes, has any impact on our cash, cash equivalents, or cash flows.

The following tables represents the effects of all the aforementioned adjustments on restatements on a consolidated basis.


----------------------------+-------------------+-----------------+------------------+---------------------
Year Ended                  |                   |                 |                  |
Decemver 31, 2000:          |                   |                 |Amount            |
(As reported in the         |                   |                 |Previously        |
Company's consolidated      |  Amount           |                 |Reported for      |As Adjusted for
audited financial statements|  Previously       |As adusted       |Cumulative Since  |Cumulative Since
Included on its report      |  Reported for the |for the year     |Inception (January|Inception (January 13,
on Form 10-K dated          |  year ended       |ended            |13, 1999) through |1999) through December
April 17, 2001              |  December 31, 2000|December 31, 2000|December 31, 2000 |31, 2000
----------------------------|-------------------|-----------------|------------------|----------------------
Loss before                 |                   |                 |                  |
  minority interest         | $(6,783,550)      |$(6,957,806)     |$(7,830,478)      | $(8,004,735)
Minority interest           | $         -       |$         -      |$         -       | $         -
Net Loss                    | $(6,783,550)      |$(6,957,806)     |$(7,830,478)      | $(8,004,735)
Total liabilities           | $ 1,942,413       |$ 1,942,413      |                  |
Accumulated deficit during  |                   |                 |                  |
  development stage         | $(7,830,478)      |$(8,004,735)     |                  |
Total stockholders's        |                   |                 |                  |
  equity (deficit)          | $(1,768,344)      |$(1,768,344)     |                  |
----------------------------|-------------------|-----------------|------------------|----------------------


----------------------------+-------------------+-----------------+------------------+----------------------
Year Ended                  |                   |                 |                  |
Decemver 31, 2001:          |                   |                 |Amount            |
(As reported in the         |                   |                 |Previously        |
Company's consolidated      |  Amount           |                 |Reported for      |As Adjusted for
audited financial statements|  Previously       |As adusted       |Cumulative Since  |Cumulative Since
Included on its report      |  Reported for the |for the year     |Inception (January|Inception (January 13,
on Form 10-KSB dated        |  year ended       |ended            |13, 1999) through |1999) through December
April 16, 2002              |  December 31, 2001|December 31, 2001|December 31, 2001 |31, 2001
----------------------------|-------------------|-----------------|------------------|----------------------
Loss before                 |                   |                 |                  |
  minority interest         | $ (2,736,877)     |$ (2,806,599)    |$(10,567,355)     |$(10,811,334)
Minority interest           | $          -      |$          -     |$          -      |$          -
Net Loss                    | $ (2,736,877)     |$ (2,806,599)    |$(10,567,355)     |$(10,811,334)
Total liabilities           | $  1,104,812      |$  1,104,812     |                  |
Accumulated deficit during  |                   |                 |                  |
  development stage         | $(10,567,355)     |$(10,811,334)    |                  |
Total stockholders's        |                   |                 |                  |
  equity (deficit)          | $   (945,556)     |$   (945,556)    |                  |
----------------------------|-------------------|-----------------|------------------|----------------------


----------------------------+-------------------+-----------------+------------------+----------------------
Year Ended                  |                   |                 |                  |
Decemver 31, 2002:          |                   |                 |Amount            |
(As reported in the         |                   |                 |Previously        |
Company's consolidated      |  Amount           |                 |Reported for      |As Adjusted for
audited financial statements|  Previously       |As adusted       |Cumulative Since  |Cumulative Since
Included on its report      |  Reported for the |for the year     |Inception (January|Inception (January 13,
on Form 10-KSB/A dated      |  year ended       |ended            |13, 1999) through |1999) through December
April 29, 2003              |  December 31, 2002|December 31, 2002|December 31, 2002 |31, 2002
----------------------------|-------------------|-----------------|------------------|-----------------------
Loss before                 |                   |                 |                  |
  minority interest         |  $ (2,889,922)    |$ (2,920,364)    |$(13,457,277)     | $(13,731,698)
Minority interest           |  $     13,012     |$     13,012     |$     13,012      | $     13,012
Net Loss                    |  $ (2,876,910)    |$ (2,907,352)    |$(13,444,265)     | $(13,718,686)
Total liabilities           |  $  2,467,083     |$  2,467,083     |                  |
Accumulated deficit during  |                   |                 |                  |
  development stage         |  $(13,444,265)    |$(13,718,686)    |                  |
Total stockholders's        |                   |                 |                  |
  equity (deficit)          |  $ (2,232,635)    |$ (2,232,635)    |                  |
----------------------------|-------------------+-----------------+------------------+----------------------



----------------------------+-------------------+-----------------+------------------+----------------------
Year Ended                  |                   |                 |                  |
Decemver 31, 2003:          |                   |                 |Amount            |
(As reported in the         |                   |                 |Previously        |
Company's consolidated      |  Amount           |                 |Reported for      |As Adjusted for
audited financial statements|  Previously       |As adusted       |Cumulative Since  |Cumulative Since
Included on its report      |  Reported for the |for the year     |Inception (January|Inception (January 13,
on Form 10-KSB/A dated      |  year ended       |ended            |13, 1999) through |1999) through December
April 20, 2004              |  December 31, 2003|December 31, 2003|December 31, 2003 |31, 2003
----------------------------|-------------------|-----------------|------------------|------------------------
Loss before                 |                   |                 |                  |
  minority interest         |  $ (3,908,361)    |$ (4,681,612)    |$(17,365,638)     |$(18,413,310)
Minority interest           |  $    233,084     |$    233,302     |$    246,096      |$    246,214
Net Loss                    |  $ (3,675,277)    |$ (4,448,410)    |$(17,119,542)     |$(18,167,096)
Total liabilities           |  $  2,642,098     |$  2,843,587     |                  |
Accumulated deficit during  |                   |                 |                  |
  development stage         |  $(17,119,542)    |$(18,167,096)    |                  |
Total stockholders's        |                   |                 |                  |
  equity (deficit)          |  $ (2,001,963)    |$ (2,203,333)    |                  |
----------------------------+-------------------+-----------------+------------------+-----------------------

5. Correction of Technical Errors. Our balance sheet at March 31, 2004 as reported in our quarterly report on Form 10-QSB for the quarter ended March 31, 2004 contained two values as positive numbers, rather than negative numbers. Specifically, we reported accumulated deficit during development stage as $19,831,655, rather than correctly as $(19,831,655). Similarly, we reported total stockholders' equity (deficit) at March 31, 2004 as $2,847,696, rather than correctly as $(2,847,696).

Conclusion

The restated financial statements will have no impact on our balance sheets, except for:

(1) the allocation to common stock, rather than to common stock and preferred stock, of stockholders' equity (deficit),

(2) in the case of the balance sheet at March 31, 2004, corrections of the two values identified in item 5 above, and

(3) in the case of the balance sheet at December 31, 2003, total liabilities and total stockholders' equity (deficit) at December 31, 2003 will change, as noted in the table in item 4 above.

Certain allocations between components of stockholders' equity (deficit) will also change as summarized in the table in item 4 above. Our income statements are not affected by this reallocation of stockholders' equity (deficit). However, our income statements will be affected by revised computations for stock option values. Our statements of stockholders' equity (deficit) will reflect sales of common stock, rather than preferred stock, in June and August 2002.

We analyzed Section 304 of the Sarbanes-Oxley Act, which requires forfeiture of certain payments and profits when an issuer is required to prepare an accounting restatement due to the material noncompliance of the issuer, as a result of misconduct, with any financial reporting requirement under the securities laws. We concluded that the updated disclosure in our restated financial statements, in all or most cases, is not material, and in all cases, is not as a result of misconduct. Therefore, no forfeiture of payment or profits is required.

Our management and our sole director have discussed these matters with our independent public accounting firm. On or before September 30, 2004, we expect to file Forms 10-KSB/A for the years ended December 31, 2002 and 2003, and the Forms 10-QSB/A for the fiscal quarters ended June 30, 2002, September 30, 2002, March 31, 2003, June 30, 2003, September 30, 2003, March 31, 2004 and June 30,
2004, to reflect this restatement.

ITEM 7.01 - Regulation FD Disclosure

We are furnishing a copy of our stockholder solicitation as an exhibit to this current report on Form 8-K. We are soliciting the written consent of our stockholders to remedy corporate governance issues that we identify and describe in the stockholder solicitation, which is attached as Exhibit 20.1 to this current report on Form 8-K.

ITEM 9.01 - Financial Statements and Exhibits

Exhibit No.   Description
--------------------------
  20.01       Stockholder Solicitation dated August 31, 2004.

  20.02       Datameg Reincorporation - Agreement and Plan of Merger

  20.03       Datameg Delaware Certificate of Incorporation

  20.04       Datameg Delaware Bylaws

  20.05       Datameg New York Bylaws

  20.06 Datameg New York Restated Certificate of Incorporation, filed August 4, 2000, as amended September 7, 2000, August 7, 2002, December 31, 2002 and May 12, 2003 (filed as Exhibits 3.11 and
              3.13 to 3.16 to Datameg's registration statement on Form SB-2 filed with the SEC on August 6, 2003 and incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datameg Corporation

By:/s/ Andrew Benson
 -----------------------
   Andrew Benson, Chairman


Date:  August 31, 2004